SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):

                      February 18, 2004 (February 18, 2004)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


           Texas                         0-16179                76-0670175
----------------------------      ---------------------       --------------
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


                                24 Greenway Plaza
                                   Suite 1826
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 961-9399
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         None.

c.       Exhibits

99.1     Press Release

Item 12. Results of Operations and Financial Condition

         On February 18, 2004, Gexa Corp. (the "Company") issued a press release announcing financial results for the year and quarter ended December 31, 2003. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

                            [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GEXA Corp.

Date: February 18, 2004                       By: /s/ Neil M. Leibman
                                                  -----------------------
                                                  Neil M. Leibman
                                                  Chief Executive Officer